EXHIBIT 4.1


[Front of Certificate]

NUMBER                                                                SHARES
------                                                                ------
                                     [LOGO]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                               BECOR INTERNET INC.


AUTHORIZED CAPITAL STOCK 25,000,000 COMMON SHARES WITH PAR VALUE OF $0.001 PER SHARE


This Certifies that                                                       is the
owner of fully paid and  nonassessable  Shares of the Capital Stock of the above
named                                Corporation  transferable only on the books
of the Corporation by the holder hereof in person or by duly authorized Attorney upon the surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _____ day of _______________ A.D. 19______.


________________________________                  ______________________________
                       Secretary                                       President

[Reverse of Certificate]







For Value received, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
(PLEASE  PRINT  OR  TYPEWRITE  NAME AND  ADDRESS  INCLUDING  POSTAL  ZIP CODE OF
ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney

to transfer the said Shares on the books of the within-named Corporation, with full power of substitution in the premises.

Dated___________________                    19_________
       In presence of
                                            ____________________________________

                                            ____________________________________
                                            NOTICE:    SIGNATURE(S)    TO   THIS
                                            ASSIGNMENT  MUST CORRESPOND WITH THE
                                            NAME AS WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE  IN  EVERY   PARTICULAR,
                                            WITHOUT  ALTERATION OR  ENLARGEMENT,
                                            OR ANYCHANGE WHATEVER.